Exhibit 99.1
FOR IMMEDIATE RELEASE

CONTACT:

Tawni Adams
(623) 587-2686

PetSmart Media Line
623-587-2177

PETSMART REPORTS RESULTS FOR THE SECOND QUARTER 2007

• Earnings of $0.35 per Share	• Comp Sales Growth of 4 Percent
• Board Authorizes $300 Million Stock Purchase Plan and $225 Million ASR
PHOENIX — August 15, 2007 — PetSmart, Inc. (NASDAQ: PETM), today reported net income of $47.1 million, or $0.35 per diluted share, for the second fiscal quarter of 2007. That compares with net income of $34.6 million, or $0.25 per diluted share, for the second quarter of fiscal 2006.
     Included in the company’s second quarter 2007 results was $2.2 million, or approximately $0.01 per share, of net after tax expense to exit the State Line Tack business. The net expense included accelerated depreciation of assets and costs to remerchandise the equine sections of stores.
     Excluding those items, non-GAAP earnings per diluted share for the second quarter of fiscal 2007 were $0.36. The company’s earnings per diluted share exceeded expectations due to a benefit related to the renegotiation of a contract with MMI Holdings Inc., and favorable results in insurance expense based on updated actuarial estimates. Non-GAAP earnings per diluted share were $0.27 for the second quarter of 2006.
     “PetSmart has yet again demonstrated its resilience, our associates have shown a continued ability to execute on our list of initiatives, and the pet parent consumer is showing signs of strength,” said Phil Francis, chairman and CEO.
Sales
     Net sales for the second quarter of 2007 were $1.1 billion, compared to $1.0 billion for the same period in 2006, and comparable store sales — or sales in stores open at least a year — grew 4.0 percent in the second quarter, on top of 4.9 percent in the same period in 2006. Excluding the State Line Tack business, comparable store sales for the core pet business for the second quarter grew 5.0 percent.

     Pet services sales were $117.2 million, up 19.5 percent from the second quarter last year.
     PetSmart opened 40 new stores, including the acquisition of stores in Canada, and closed two locations during the second quarter of 2007, which compares with 22 new stores and one closure during the second quarter of 2006.
Gross margins and expense
     Gross margins were 31.0 percent in the second quarter of 2007, compared with 29.9 percent in the same period in 2006.
     Non-GAAP gross margins in the second quarter of 2006 were 30.4 percent.
     Operating, general and administrative expenses were 23.4 percent of net sales in the second quarter of 2007, compared with 23.8 percent in the second quarter of 2006.
     Excluding the net expense from exiting the State Line Tack business, operating, general and administrative expenses were 23.1 percent of net sales in the second quarter of 2007. That compares with non-GAAP operating, general and administrative expenses in the second quarter of 2006 of 23.5 percent.
Dividend payments
     As previously announced, the company paid a dividend of $0.03 per share on August 10, 2007, to shareholders of record at the close of business on July 27, 2007.
Stock Purchase Program
     PetSmart purchased approximately 1.9 million of its shares at an average price of $33.97 during the second quarter of 2007. At the end of the second quarter, the company had used all its $250 million authorization.
     The Board of Directors has authorized a new program that allows the company to purchase $300 million of stock over two years. PetSmart will use a portion of the authorization immediately to execute an accelerated share repurchase (ASR) program, with Lehman Brothers as the counterparty, for the repurchase of $225 million of common stock no later than January 2008. The exact number of repurchased shares will be determined at the conclusion of the agreement. The majority of the impact of the ASR will be included in the Company’s share count by the end of September. Combined with the $89.9 million of stock purchases to date, the company will purchase nearly $315 million of stock in fiscal 2007.
     The company has replaced its existing $125 million credit facility with a $350 million five-year revolving credit facility. The company will fund the $225 million ASR program through cash and its credit facility. It expects to use the remaining $75 million available under the new stock purchase authorization opportunistically.
     “With our solid business model and the initiatives we have in place, we remain confident in our future prospects, and our ability to generate long-term shareholder value,” Francis said. “In addition, we believe in providing our shareholders with a tangible return in the form of dividends and share repurchases.”
Outlook
     PetSmart projects comparable store sales growth in the low- to mid-single digits for the third quarter of 2007 and for the full year.
     The company estimates earnings of $0.21 to $0.23 per share in the third quarter, which includes an impact of $0.04 per share to exit the State Line Tack business.
     For all of 2007, PetSmart expects earnings of $2.08 to $2.10 per share which includes $0.47 per share from the sale of shares of MMI in the first quarter of 2007. In addition the change to the equity method of accounting for the investment in MMI should result in a $0.01 per share benefit. Also included is a loss of approximately $0.08 per share related to exiting the State Line Tack business, an estimated $0.08 per share benefit for a 53rd week of sales in 2007, and about a $0.01 benefit from the ASR.
Conference call information
     PetSmart management has scheduled a teleconference for 4:30 p.m. (EDT) today to discuss results for the second quarter of 2007 as well as the current outlook. This teleconference will be Web-cast live for all investors at www.petm.com or www.streetevents.com. The Web-cast will be available until the company announces results for the third quarter of 2007. In addition, you can listen to the call live by dialing 800-709-7416 (within the United States and Canada) or 706-679-5320 (for international callers), code 2204885. A phone replay also will be available through August 29, 2007, at 800-642-1687 in the United States and Canada, or at 706-645-9291 for international callers, code 2204885.
About PetSmart
PetSmart, Inc. is the largest specialty pet retailer of services and solutions for the lifetime needs of pets. The company operates more than 966 pet stores in the United States and Canada, a growing number of in-store PetsHotel cat and dog boarding facilities, and is a leading online provider of pet supplies and pet care information (www.petsmart.com). PetSmart provides a broad range of competitively priced pet food and pet products; and offers complete pet training, pet grooming, pet boarding, doggie day camp and pet adoption services. Since 1994, PetSmart Charities, Inc., an independent 501(c)(3) non-profit animal welfare organization, has donated more than $52 million to animal welfare programs and, through its in-store pet adoption programs, has saved the lives of more than 3 million pets.
Forward-looking statements

     This news release contains forward-looking statements including statements relating to future revenue growth and goals, our expectations regarding the exit from our State Line Tack product line, our expectations with respect to our investment in MMI and future business opportunities that involve substantial risks and uncertainties. Such risks and uncertainties include, but are not limited to, general economic conditions, competitive forces, our ability to successfully exit the State Line Tack product line and our ability to manage our operations and growth. Actual results and developments may therefore differ materially from those described in this release. For more information about PetSmart, Inc., and risks arising when investing in PetSmart, Inc., you are directed to the company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission.
Statement of utility
     PetSmart continues to provide all information required in accordance with Generally Accepted Accounting Principles (GAAP), but it believes that evaluating its ongoing operating results may be difficult if an investor is limited to reviewing only GAAP financial measures. Accordingly, PetSmart uses non-GAAP financial measures of its performance internally to evaluate its ongoing operations and to allocate resources within the organization.
     PetSmart’s management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. The non-GAAP financial measures used by PetSmart may not be consistent with the presentation of similar companies in PetSmart’s industry. However, PetSmart presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate PetSmart’s operating results in a manner that focuses on what it believes to be its ongoing business operations.
     PetSmart’s management believes it is useful for itself and investors to review both GAAP information and non-GAAP measures of earnings per share, and the related impacts on gross margins and operating, general and administrative expenses as adjusted. For the second quarter of 2007, these non-GAAP measures exclude the effect of net expense from the exit of the State Line Tack product line. For the second quarter of 2006, the non-GAAP measures exclude the effect of costs related to an acquisition the company chose not to pursue, distribution costs for a re-racking project, a change in accounting practice for early pay discounts and a tax benefit. PetSmart’s management believes that these measures allow investors to have a better understanding of the overall performance of PetSmart’s business and its ability to perform in subsequent periods.
     Management believes the inclusion of these non-GAAP financial measures provides consistency and comparability of financial results and better enables investors to evaluate the ongoing operations and prospects of PetSmart by providing better comparisons. Whenever PetSmart uses such a non-GAAP financial measure, it strives where possible to provide a reconciliation of non-GAAP financial measures to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure.
###

PetSmart, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(in thousands, except per share and store data)
(Unaudited)

	Thirteen Weeks Ended		Thirteen Weeks Ended		Twenty-Six Weeks Ended		Twenty-Six Weeks Ended
	July 29, 2007	% of Sales	July 30, 2006	% of Sales	July 29, 2007	% of Sales	July 30, 2006	% of Sales

Net sales	$1,116,681	100.00%	$1,020,609	100.00%	$2,228,306	100.00%	$2,032,138	100.00%
Cost of sales	770,358	68.99%	715,762	70.13%	1,543,505	69.27%	1,417,211	69.74%

Gross profit	346,323	31.01%	304,847	29.87%	684,801	30.73%	614,927	30.26%

Operating, general and administrative expenses	261,587	23.43%	242,867	23.80%	523,481	23.49%	478,268	23.54%

Operating income	84,736	7.59%	61,980	6.07%	161,320	7.24%	136,659	6.72%

Gain on sale of investments	—	0.00%	—	0.00%	95,363	4.28%	—	0.00%
Interest expense, net	(8,732)	-0.78%	(9,320)	-0.91%	(17,556)	-0.79%	(16,053)	-0.79%

Income before income tax expense and equity in income from investee	76,004	6.81%	52,660	5.16%	239,127	10.73%	120,606	5.93%

Income tax expense	(29,435)	-2.64%	(18,030)	-1.77%	(86,076)	-3.86%	(44,212)	-2.18%

Equity in income from investee, net of tax	556	0.05%	—	0.00%	781	0.04%	—	0.00%

Net income	$47,125	4.22%	$34,630	3.39%	$153,832	6.90%	$76,394	3.76%

Basic earnings per share	$0.36		$0.25		$1.16		$0.56

Diluted earnings per share	$0.35		$0.25		$1.13		$0.54

Weighted average shares outstanding — basic	132,262		137,667		132,789		137,558
Weighted average shares outstanding — diluted	135,514		141,237		136,095		141,163

Stores open at beginning of each period	928		842		908		826
Stores opened during each period	40		22		63		42
Stores closed during each period	(2)		(1)		(5)		(5)
Stores open at end of each period	966		863		966		863

PetSmart, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands)
(Unaudited)

	July 29,	January 28,
	2007	2007

Assets
Cash and cash equivalents	$136,765	$148,799
Short-term investments	28,350	19,200
Restricted cash and short-term investments	80,000	60,700
Receivables, net	36,116	36,541
Merchandise inventories	470,991	487,400
Other current assets	103,493	90,629

Total current assets	855,715	843,269

Property and equipment, net	1,122,072	1,032,421
Deferred income taxes	89,690	97,648
Other noncurrent assets	94,229	80,139

Total assets	$2,161,706	$2,053,477

Liabilities and Stockholders’ Equity
Accounts payable and bank overdraft	$175,909	$179,638
Other current liabilities	297,433	321,077
Current maturities of capital lease obligations	20,603	17,667

Total current liabilities	493,945	518,382

Capital lease obligations	463,517	431,334
Deferred rents and other noncurrent liabilities	120,327	102,867

Total liabilities	1,077,789	1,052,583

Stockholders’ equity	1,083,917	1,000,894

Total liabilities and stockholders’ equity	$2,161,706	$2,053,477

PetSmart, Inc. and Subsidiaries
Reconciliation of non-GAAP to GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Twenty-Six Weeks Ended July 29, 2007
			Reconciling items
			Equine product	Sale of
	As Reported (GAAP)		line exit	MMIH Stock	Non-GAAP

Net sales	$2,228,306	100.00%	$—	$—	$2,228,306	100.00%
Cost of sales	1,543,505	69.27%	(1,510)	—	1,541,995	69.20%

Gross profit	684,801	30.73%	1,510	—	686,311	30.80%

Operating, general and administrative expenses	523,481	23.49%	(8,406)	—	515,075	23.12%

Operating income	161,320	7.24%	9,916	—	171,236	7.68%

Gain on sale of investments	95,363	4.28%	—	(95,363)	—	0.00%
Interest expense, net	(17,556)	-0.79%	—	—	(17,556)	-0.79%

Income before income tax expense and equity in income from investee	239,127	10.73%	9,916	(95,363)	153,680	6.90%

Income tax expense	(86,076)	-3.86%	(3,863)	31,026	(58,913)	-2.64%

Equity in income from investee, net of tax	781	0.04%	—	—	781	0.04%

Net income	$153,832	6.90%	$6,053	$(64,337)	$95,548	4.29%

Basic earnings per share	$1.16				$0.72
Diluted earnings per share	$1.13				$0.70

Weighted average shares outstanding — basic	132,789				132,789
Weighted average shares outstanding — diluted	136,095				136,095

PetSmart, Inc. and Subsidiaries
Reconciliation of non-GAAP to GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Thirteen Weeks Ended July 30, 2006
			Reconciling items
						Costs related
			Early pay		Acquisition	to distribution
			discount	Tax	review	center
	As Reported (GAAP)		change	benefit	expenses	re-racking	Non-GAAP

Net sales	$1,020,609	100.00%	$—	$—	$—	$—	$1,020,609	100.00%
Cost of sales	715,762	70.13%	(3,922)	—	—	(1,792)	710,048	69.57%

Gross profit	304,847	29.87%	3,922	—	—	1,792	310,561	30.43%

Operating, general and administrative expenses	242,867	23.80%	—	—	(2,939)	—	239,928	23.51%

Operating income	61,980	6.07%	3,922	—	2,939	1,792	70,633	6.92%

Interest expense, net	(9,320)	-0.91%	—	—	—	—	(9,320)	-0.91%

Income before income tax expense	52,660	5.16%	3,922	—	2,939	1,792	61,313	6.01%

Income tax expense	(18,030)	-1.77%	(1,506)	(2,518)	(1,129)	(688)	(23,871)	-2.34%

Net income	$34,630	3.39%	$2,416	$(2,518)	$1,810	$1,104	$37,442	3.67%

Basic earnings per share	$0.25						$0.27
Diluted earnings per share	$0.25						$0.27

Weighted average shares outstanding — basic	137,667						137,667
Weighted average shares outstanding — diluted	141,237						141,237

PetSmart, Inc. and Subsidiaries
Reconciliation of non-GAAP to GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Twenty-Six Weeks Ended July 30, 2006
			Reconciling items
						Costs related
			Early pay		Acquisition	to distribution
			discount		review	center
	As Reported (GAAP)		change	Tax benefit	expenses	re-racking	Non-GAAP

Net sales	$2,032,138	100.00%	$—	$—	$—	$—	$2,032,138	100.00%
Cost of sales	1,417,211	69.74%	(3,922)	—	—	(1,792)	1,411,497	69.46%

Gross profit	614,927	30.26%	3,922	—	—	1,792	620,641	30.54%

Operating, general and administrative expenses	478,268	23.54%	—	—	(2,939)	—	475,329	23.39%

Operating income	136,659	6.72%	3,922	—	2,939	1,792	145,312	7.15%

Interest expense, net	(16,053)	-0.79%	—	—	—	—	(16,053)	-0.79%

Income before income tax expense	120,606	5.93%	3,922	—	2,939	1,792	129,259	6.36%

Income tax expense	(44,212)	-2.18%	(1,506)	(2,518)	(1,129)	(688)	(50,053)	-2.46%

Net income	$76,394	3.76%	$2,416	$(2,518)	$1,810	$1,104	$79,206	3.90%

Basic earnings per share	$0.56						$0.58
Diluted earnings per share	$0.54						$0.56

Weighted average shares outstanding — basic	137,558						137,558
Weighted average shares outstanding — diluted	141,163						141,163

PetSmart, Inc. and Subsidiaries
Reconciliation of non-GAAP to GAAP Measures
(In thousands, except per share data)
(Unaudited)

	Thirteen Weeks Ended July 29, 2007
			Reconciling item
			Equine product
	As Reported (GAAP)		line exit	Non-GAAP

Net sales	$1,116,681	100.00%	$—	$1,116,681	100.00%
Cost of sales	770,358	68.99%	560	770,918	69.04%

Gross profit	346,323	31.01%	(560)	345,763	30.96%

Operating, general and administrative expenses	261,587	23.43%	(4,172)	257,415	23.05%

Operating income	84,736	7.59%	3,612	88,348	7.91%

Gain on sale of investments	—	0.00%	—	—	0.00%
Interest expense, net	(8,732)	-0.78%	—	(8,732)	-0.78%

Income before income tax expense and equity in income from investee	76,004	6.81%	3,612	79,616	7.13%

Income tax expense	(29,435)	-2.64%	(1,364)	(30,799)	-2.76%

Equity in income from investee, net of tax	556	0.05%	—	556	0.05%

Net income	$47,125	4.22%	$2,248	$49,373	4.42%

Basic earnings per share	$0.36			$0.37
Diluted earnings per share	$0.35			$0.36

Weighted average shares outstanding — basic	132,262			132,262
Weighted average shares outstanding — diluted	135,514			135,514